Exhibit 10.1

COMPLETE FLEET SERVICES AGREEMENT

dated as of December 14, 2009

(the “Effective Date”),

by and between

Hawaiian Airlines, Inc.

and

Delta Air Lines, Inc.

Hawaiian	LH

Delta	JPM

[**] – Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

TABLE OF CONTENTS

ARTICLE 1.	DEFINITIONS, APPENDICES AND AGENCY RELATIONSHIP	1

ARTICLE 2.	GENERAL PROVISIONS RELATING TO SERVICES	1
Section 2.1	CFS Program Services Provided by Delta	1
2.1.1	Services Covered by this Agreement	1
2.1.2	Outside Services Not Covered by this Agreement	2
Section 2.2	In-Scope Services and Out-Of-Scope Services	2
Section 2.3	CPFH Rate	2
2.3.1	Full Compensation for Services	2
2.3.2	Insurance Recovery	2
Section 2.4	In-Scope Limits	2
Section 2.5	T&M Rates	2
Section 2.6	In-Scope Aircraft	3
2.6.1	Definition	3
2.6.2	Addition or Removal of In-Scope Aircraft	3
Section 2.7	In-Scope Stations	3
2.7.1	Definition	3
2.7.2	Addition or Removal of In-Scope Stations	3
Section 2.8	Scheduling	3
2.8.1	Route Forecasting	3
2.8.2	Turn-Times	3
Section 2.9	Specific Service Expectations	3
Section 2.10	Joint Procedures Manual	3
Section 2.11	Term and Termination	4
2.11.1	Basic Term	4
2.11.2	In-Scope Aircraft Terms	4
2.11.3	Renewal	4
2.11.4	Early Termination Rights	4
2.11.5	Rights and Obligations Upon All Terminations	5
Section 2.12	Benchmarks	6

ARTICLE 3.	AIRCRAFT LINE MAINTENANCE	6
Section 3.1	In-Scope Services (Aircraft Line Maintenance)	6
3.1.1	Aircraft Line Maintenance	6
3.1.2	Operational Responsibilities	6
Section 3.2	In-Scope Limits (Aircraft Line Maintenance)	6
Section 3.3	Out-Of-Scope Services (Aircraft Line Maintenance)	6

ARTICLE 4.	CPFH COMPONENT MAINTENANCE	7
Section 4.1	In-Scope Services (CPFH Component Maintenance)	7
Section 4.2	In-Scope Limits (CPFH Component Maintenance)	7
Section 4.3	Out-Of-Scope Services (CPFH Component Maintenance)	7

Hawaiian	LH

Delta	JPM

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Section 4.4	Special Provisions (CPFH Component Maintenance)	7
4.4.1	Component Reliability	7
4.4.2	Deviations from Component Maintenance Manual	7
4.4.3	FAA Compliant CPFH Components	8

ARTICLE 5.	MANAGEMENT OF MATERIALS, CPFH COMPONENTS AND TOOLING/EQUIPMENT	8
Section 5.1	In-Scope Services (Management of Materials, CPFH Components and Tooling/Equipment)	8
5.1.1	Management	8
5.1.2	Coordination with CFS Program Partners	8
Section 5.2	Special Provisions Relating to Management of Materials, CPFH Components Tooling/Equipment	8
5.2.1	Tooling/Equipment	8
5.2.2	Shipping and Handling	9
5.2.3	Customs and Duties	9
5.2.4	Shipping Containers	9
5.2.5	Ownership of Materials, CPFH Components and Tooling/Equipment	9
5.2.6	Storage	9
5.2.7	Insurance	9
Section 5.3	Special Provisions Relating to Hawaiian Parts and Outside Services	9
Section 5.4	Costs Relating to Materials, CPFH Components and Tooling/Equipment	10
5.4.1	Delta’s Costs	10
5.4.2	Hawaiian’s Costs	10

ARTICLE 6.	TECHNICAL SERVICES	10
Section 6.1	In-Scope Services (Technical Services)	10
Section 6.2	Maintenance Planning	11
Section 6.3	Materials Management	11
Section 6.4	Engineering Services	11
Section 6.5	Technical Publications and Records	11
6.5.1	Technical Publications	11
6.5.2	Maintenance of Records	11
6.5.3	Data Transfer	11
6.5.4	Service Reports	11
6.5.5	Aircraft Utilization Report	11
6.5.6	Documentation Provided by Hawaiian	11
Section 6.6	Technical Data	11
Section 6.7	Maintenance Management	12
Section 6.8	Warranty Assignment and Administration	12
6.8.1	Assignment	12
6.8.2	Administration	12
Section 6.9	Quality Assurance	12
Section 6.10	Hawaiian’s Maintenance Program	12

Hawaiian	LH

Delta	JPM

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6.10.1	Preparation of Hawaiian’s Maintenance Program	12
6.10.2	Review of Hawaiian’s Maintenance Program	12
6.10.3	Task Cards	12
6.10.4	Accountability	12
Section 6.11	Maintenance Operations Control	12
6.11.1	Coordination between Delta’s MOC and Hawaiian’s MC	12
6.11.2	Emergency Situations	12
Section 6.12	Reliability Analysis	13
Section 6.13	In-Scope Aircraft Induction and Return Support	13
Section 6.14	Training Programs and Specialized Training	13
Section 6.15	Information Technology	13
6.15.1	General	13
6.15.2	Internet-Based Reporting	13
6.15.3	Main Functional Requirements of SYSTEM	13
6.15.4	Reporting	13
6.15.5	Interface	13
6.15.6	Compliance	13
6.15.7	Security	13
6.15.8	Access Control	13
6.15.9	Audits and Log	13
6.15.10	Connectivity	13
6.15.11	Specifications	13
6.15.12	Hardware and Software	14
6.15.13	Network	14
6.15.14	Hosting	14
6.15.15	Data Backup	14
6.15.16	Product Support	14
6.15.17	Help Desk and Support (Production, Steady State)	14
6.15.18	Change Management	14
6.15.19	Documentation	14
Section 6.16	[**]	14
Section 6.17	Compliance with Requirements of Owners, Lessors and Mortgagees of In-Scope Aircraft and CPFH Components re In-Scope Aircraft	14
Section 6.18	Costs Relating to Technical Services	14
6.18.1	Delta’s Costs	14
6.18.2	Hawaiian’s Costs	14
Section 6.19	Staffing at In-Scope Stations and Hawaiian’s Koapaka Offices	14

ARTICLE 7.	OPERATIONAL TERMS	14
Section 7.1	Operational Regulatory Requirements	14
7.1.1	General Compliance	14
7.1.2	FAA Qualified	14
Section 7.2	Environmental Requirements	15
Section 7.3	Training	15

Hawaiian	LH

Delta	JPM

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Section 7.4	Delta Meeting and Reports	15
Section 7.5	Engineering Orders Processing Reports	15
Section 7.6	ETOPS Requirements Monitoring and Revision	15
Section 7.7	In-Scope Aircraft Specifications	15
Section 7.8	Scope Flexibility	15
Section 7.9	AOG Events	15
7.9.1	Response Requirements	15
7.9.2	Reasonable Best Efforts	15
Section 7.10	Accounting Systems and Reporting	15
Section 7.11	Safety and Security	15
Section 7.12	Air Safety Occurrence Reporting and Investigation	15
Section 7.13	Subcontracting	16
7.13.1	Delta’s Approved Subcontractors	16
7.13.2	Confidentiality	16
7.13.3	No Release	16
7.13.4	Hawaiian is One of Delta’s Approved Subcontractors	16
Section 7.14	Facilities and Audits	16
7.14.1	General	16
7.14.2	Facilities	17
7.14.3	Audit and Access	17

ARTICLE 8.	INDEMNITIES; INSURANCE;EVENTS OF DEFAULT; LIMITATIONS ON LIABILITY; FORCE MAJEURE	17
Section 8.1	Indemnification	17
8.1.1	Third Party Claims	17
8.1.2	Survival	17
Section 8.2	Insurance Requirements	17
8.2.1	Delta’s Insurance	18
8.2.2	Hawaiian’s Insurance	18
Section 8.3	Events of Default	19
8.3.1	Events	19
8.3.2	Rights and Remedies	20
8.3.3	No Obligation to Perform	20
Section 8.4	Liability	20
8.4.1	Risk of Loss and Damage to In-Scope Aircraft, Hawaiian Parts and Hawaiian’s Equipment	20
8.4.2	Risk of Loss and Damage to Delta Parts and Delta’s Equipment	20
Section 8.5	Limitation of Liability	21
8.5.1	Warranties	21
8.5.2	Consequential Damages	21
Section 8.6	Force Majeure	21

ARTICLE 9.	MISCELLANEOUS	21
Section 9.1	Representations and Warranties	21

Hawaiian	LH

Delta	JPM

[**] – Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

v

APPENDIX A.	DEFINITIONS	30

APPENDIX B.	HAWAIIAN APPENDIX B PARTS	41

APPENDIX C.	HAWAIIAN APPENDIX C PARTS	43

APPENDIX D.	COMMERCIAL TERMS	44
D.1	GENERAL	44
D.1.1	Pricing Terms and Conditions	44
D.1.2	CPFH Rate	44
D.1.3	In-Scope Limits	44
D.1.4	T&M Rates	45
D.1.5	[**]	45
D.1.6	[**]	45
D.1.7	[**]	45
D.1.8	[**]	45
D.1.9	Invoicing and Payment	45
D.1.10	Disputes on Invoices	48
D.1.11	Reconciliation	48

Hawaiian	LH

Delta	JPM

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APPENDIX E.	[**]	49
[**]

APPENDIX F.	[**]	50
[**]

APPENDIX G.	[**]	51
[**]

APPENDIX H.	IN-SCOPE STATIONS	55
H.1	IN-SCOPE STATIONS	55
H.1.1	Commencement of Operations	55
H.1.2	[**]
[**]
APPENDIX I.	FORM OF AIRCRAFT UTILIZATION REPORT	56

Hawaiian	LH

Delta	JPM

[**] – Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

COMPLETE FLEET SERVICES AGREEMENT

THIS COMPLETE FLEET SERVICES AGREEMENT dated as of December           , 2009 (the “Effective Date”), is made by and between Hawaiian Airlines, Inc., a company existing and organized under the laws of the United States, having its head office at Honolulu International Airport, Hawaii, United States, (hereinafter referred to as “Hawaiian”) and Delta Air Lines, Inc., a company existing and organized under the laws of the State of Delaware, incorporated under the legal form of a publicly traded company, having its registered office at (hereinafter referred to as “Delta”).

RECITALS

WHEREAS, Hawaiian desires that Delta provide certain services under the CFS Program for its A330 aircraft fleet; and

WHEREAS, Delta is prepared to provide such services to Hawaiian on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, Hawaiian and Delta agree as follows:

ARTICLE 1

DEFINITIONS, APPENDICES AND AGENCY RELATIONSHIP

Capitalized terms used and not otherwise defined elsewhere herein shall have the meaning set forth in Appendix A.  Appendices A through I attached hereto are incorporated herein by reference.

In all cases throughout this Agreement where Delta is acting as an agent of Hawaiian, Delta’s obligation to act shall be subject, in each case, to Hawaiian designating Delta as its agent, in writing, and such designation being acknowledged in writing by the party with whom Delta is requested to interact.

ARTICLE 2

GENERAL PROVISIONS RELATING TO SERVICES

Section 2.1                                   CFS Program Services Provided by Delta.

2.1.1                     Services Covered by this Agreement.  Subject to Section 2.1.2, Delta shall perform all Line Maintenance for the In-Scope Aircraft (as more particularly described in Article 3), all Maintenance for CPFH Components on the In-Scope Aircraft or required to support the In-Scope Aircraft (as more particularly described in Article 4), all provisioning of Materials, CPFH Components and tooling/equipment required to support the In-Scope Aircraft (as more

Hawaiian	LH

Delta	JPM

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particularly described in Article 5), and all operational, planning, engineering, contract management, and all other services for, or in support of, the In-Scope Aircraft (as more particularly described in Article 6 and Article 7) as are necessary or desirable for operation of the same by Hawaiian, and which shall include In-Scope Services and Out-Of Scope Services (collectively, the “Services”).

2.1.2                     Outside Services Not Covered by this Agreement.  Provided however, the Services performed by Delta shall not include Base Maintenance, Maintenance of the items described on Appendix C (the “Hawaiian Appendix C Parts”), and items specifically identified as Out-Of-Scope Services herein (“Out-Of-Scope Services”) (the foregoing items being collectively referred to as the, “Outside Services”), except to the extent otherwise expressly set forth herein.

Section 2.2                                   In-Scope Services and Out-Of-Scope Services.  All Services provided hereunder by Delta shall be deemed to be “In-Scope Services” (i.e., included in the CPFH Rate up to the applicable In-Scope Limits and, thereafter, subject to the T&M Rates), unless expressly designated herein as “Out-Of-Scope Services” (i.e., subject to the T&M Rates).

Section 2.3                                   CPFH Rate.

2.3.1                     Full Compensation for Services.  Hawaiian shall pay Delta the “CPFH Rate” as set forth in Section D.1.2 of Appendix D in respect of Flight Hours operated by each In-Scope Aircraft during the Term.  The CPFH Rate shall constitute full compensation for all In-Scope Services (including labor and Materials, Parts, Components and tooling/equipment) rendered by Delta hereunder, and all other costs associated with the Services, up to the applicable In-Scope Limits, or as otherwise expressly set forth in this Agreement.

2.3.2                     Insurance Recovery.  [**]

Section 2.4                                   In-Scope Limits.  The “In-Scope Limits” are the limits on Services included in the CPFH Rate, as set forth in Section D.1.3 of Appendix D.

Section 2.5                                   T&M Rates.  The following Services rendered by Delta hereunder are not included in the CPFH Rate and shall be subject to the time and Materials rates set forth in Section D.1.4 of Appendix D (the “T&M Rates”):

a.                                       In-Scope Services that exceed the applicable In-Scope Limits;

b.                                      Out-Of-Scope Services; and

c.                                       other Services expressly described herein as being subject to the T&M Rates.

Hawaiian	LH

Delta	JPM

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Section 2.6                                   In-Scope Aircraft.

2.6.1                     Definition.  The “In-Scope Aircraft” shall be those Airbus A330 aircraft and related Engines, whether owned or leased, and operated in Hawaiian’s fleet, from time to time, during the Term of this Agreement.  The In-Scope Aircraft shall not include Ad-Hoc Aircraft.  Hawaiian contemplates that the initial In-Scope Aircraft to be Inducted into its fleet shall be delivered to Hawaiian [**] as detailed in Appendix F.

2.6.2                     Addition or Removal of In-Scope Aircraft.  Hawaiian may permanently remove any number of aircraft, or add any number of aircraft within the Airbus A330 family (provided each added aircraft has the same CPFH Components as the other In-Scope Aircraft), as In-Scope [**].

Section 2.7                                   In-Scope Stations.

2.7.1                     Definition.  The “In-Scope Stations” shall be airport stations operated by Hawaiian, which Hawaiian designates as In-Scope Stations, from time to time during the Term of this Agreement.  The initial In-Scope Stations are identified on Appendix H.

2.7.2                     Addition or Removal of In-Scope Stations.  Hawaiian may permanently remove any number of stations, or add any number of stations, as In-Scope Stations [**].

Section 2.8                                   Scheduling.

2.8.1                     Route Forecasting.  Hawaiian shall provide Delta with a detailed routing schedule bi-annually.  Each bi-annual schedule shall be provided to Delta at least two (2) months prior to its starting date.  [**].  Schedules shall include Turn-Times (as defined in Section 2.8.2) [**] which are adequate to accomplish Maintenance.

2.8.2                     Turn-Times.  “Turn-Time” means the period of time between scheduled flights of an In-Scope Aircraft (per the flight schedule provided by Hawaiian in accordance with Section 2.8.1), in which Delta may and shall accomplish all Services on such In-Scope Aircraft as required pursuant to this Agreement.  Delta shall plan, and shall use reasonable efforts to perform, all Services in such manner as to meet, and not to impair, applicable Turn-Times.  Hawaiian shall use reasonable efforts to deliver In-Scope Aircraft at agreed upon scheduled times to facilitate Turn-Times, [**].

Section 2.9                                   Specific Service Expectations.  [**].

Section 2.10                            Joint Procedures Manual.  Delta and Hawaiian shall jointly prepare and adopt a service level agreement - joint procedures manual (the “Joint Procedures Manual”) to implement the requirements of the CFS Program and this Agreement.  The Joint Procedures Manual shall govern the policies, processes, and procedures of the CFS Program.  It shall be

Hawaiian	LH

Delta	JPM

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considered standard operating procedures but shall not supersede the terms and conditions of this Agreement.  The Joint Procedures Manual shall also set forth the procedures required to amend the Joint Procedures Manual once adopted.  For the avoidance of doubt, Delta and Hawaiian are required to perform in accordance with the provisions of the Joint Procedures Manual.

Section 2.11                            Term and Termination.

2.11.1              Basic Term.   The Term of this Agreement shall commence on the Effective Date and end on the Expiration Date, or such earlier date as this Agreement may be terminated or cancelled in accordance with the terms hereof (the “Basic Term”).

2.11.2              In-Scope Aircraft Terms.  During the Term of this Agreement, the terms of this Agreement shall apply to each In-Scope Aircraft commencing on the date on which such In-Scope Aircraft is inducted into Hawaiian’s fleet (i.e., delivery thereof from the seller or lessor is accepted by Hawaiian) and ending on the date that is the twelve (12) year anniversary of such date of induction (the “In-Scope Aircraft Term”),

2.11.3              Renewal.  At the end of each In-Scope Aircraft Term, Hawaiian shall have the option to extend this Agreement with respect to the respective In-Scope Aircraft for one additional two (2) year period, subject to Delta and Hawaiian reaching mutual agreement on the terms of such extension and provided Hawaiian gives Delta written notice of the same at least one hundred eighty (180) days prior to the expiration of the then applicable In-Scope Aircraft Term.  Following any such two (2) year extension, the Agreement may be further extended with respect to such In-Scope Aircraft for one additional two (2) year period by mutual agreement between the Parties.  [**].  In the event of, and upon, an extension of any In-Scope Aircraft Term, the Expiration Date of the Agreement shall become the earlier of the Expiration Date and the date that is the latest date of expiration of all In-Scope Aircraft Terms.

2.11.4              Early Termination Rights.  [**] this Agreement may be early terminated upon the happening, from time to time, of the following circumstances:

a.                                       In the event that a Party fails to pay any amount owed by such Party to the other Party hereunder by the due date for such payment [**];

b.                                      In the event that Delta loses technical approvals under the FAA which have a material and adverse affect on its ability to perform its obligations under this Agreement, [**];

c.                                       In the event Delta does not pass the quality audits performed by Hawaiian, [**];

d.                                      Upon the happening of an Event of Default described in Section 8.3.1.b, Section 8.3.1.e, Section 8.3.1.f, Section 8.3.1g., Section 8.3.1.h or Section 8.3.1.i, and continuing

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Delta	JPM

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thereafter, [**];

e.                                       [**];

f.                                         In the event an Event of Default shall have occurred and be continuing [**]; provided however, this right of early termination shall be in addition to, and not in lieu of, other remedies the other Party may have at law or in equity;

g.                                      In the event that a Party breaches Section 9.7 by disclosing Confidential and Proprietary Information [**]; and

h.                                      [**].

2.11.5              Rights and Obligations Upon All Terminations.  Termination of this Agreement for any reason shall not relieve either Party of obligations incurred prior to the date of termination, and the rights of both Parties that accrued prior to the date of termination, and all representations, warranties and indemnities made herein, shall survive such termination.  Upon such terminations:

a.                                       the Parties shall promptly reconcile amounts owed to each other pursuant to this Agreement and shall promptly remit appropriate payments;

b.                                      unless otherwise directed by Hawaiian in writing, upon any termination,  Delta and Delta’s Approved Subcontractors shall complete work-in-progress on In-Scope Aircraft and/or Hawaiian Parts.  Delta shall settle all claims for payment with Delta’s Approved Subcontractors, subject to Hawaiian’s approval.  Hawaiian may direct Delta to assign Delta’s agreements with Delta’s Approved Subcontractors to Hawaiian.  Delta shall assign all applicable warranties to Hawaiian;

c.                                       the Parties shall cooperate to achieve an orderly return to Hawaiian of the In-Scope Aircraft, Hawaiian Parts and other Materials, Parts, Components, and tooling/equipment belonging to Hawaiian which are in the constructive or actual possession or control of Delta.  Pending return, the Parties shall continue to take commercially reasonable actions to protect and preserve the other’s property;

d.                                      the Parties shall cooperate to achieve an orderly return to Delta of all Materials, Parts, Components, and tooling/equipment belonging to Delta which are in the constructive or actual possession or control of Hawaiian;

e.                                       the Parties shall promptly return to each other, or destroy, as agreed between the Parties, all confidential or proprietary information, it being understood that all the confidentiality provisions hereof shall survive termination of this Agreement;

f.                                         [**];

Hawaiian	LH

Delta	JPM

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g.                                      Delta shall return all In-Scope Aircraft records, manuals and other materials [**] and return all other property belonging to Hawaiian [**];and

h.                                      the Parties shall cooperate with each other to accomplish an orderly transition.

Section 2.12                            Benchmarks.  Hawaiian and Delta agree that time is of the essence to take such steps as are necessary to accommodate Inductions of In-Scope Aircraft into Hawaiian’s fleet [**].  Accordingly, Hawaiian and Delta shall each use commercially reasonable best efforts to meet the following benchmark dates:

[**]

ARTICLE 3

AIRCRAFT LINE MAINTENANCE

Section 3.1                                   In-Scope Services (Aircraft Line Maintenance).

3.1.1                     Aircraft Line Maintenance.  In-Scope Services for Aircraft Line Maintenance on In-Scope Aircraft shall include, but not be limited to, performance of the following:

[**]

3.1.2                     Operational Responsibilities.  Delta shall be responsible for the performance of all operational responsibilities and tasks (such operational responsibilities and tasks being In-Scope and included in the CPFH Rate) in connection with, attendant to, or relating to, the provision of Aircraft Line Maintenance, [**].

Section 3.2                                   In-Scope Limits (Aircraft Line Maintenance).  The In-Scope Limits for Services performed pursuant to Section 3.1 are set forth in Section D.1.3 of Appendix D.  Services (labor and Materials) performed by Delta which exceed the In-Scope Limits shall be invoiced to Hawaiian based on the applicable T&M Rates.  All other Services (labor and Materials) performed by Delta pursuant to Section 3.1 are included in the CPFH Rate.

Section 3.3                                   Out-Of-Scope Services (Aircraft Line Maintenance).  Delta agrees that upon written request from Hawaiian, it shall (subject to capacity and resources which Delta shall use all reasonable endeavors to ensure are available) perform Out-Of-Scope Services (labor and Materials) for the In-Scope Aircraft and Non-In-Scope Aircraft at the T&M Rates:

[**]

Hawaiian	LH

Delta	JPM

[**] – Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 4

CPFH COMPONENT MAINTENANCE

Section 4.1                                   In-Scope Services (CPFH Component Maintenance).  In-Scope Services involving Maintenance of CPFH Components (not including Expendable Parts and Consumables) include, but are not limited to Maintenance:

[**]

Section 4.2                                   In-Scope Limits (CPFH Component Maintenance).  The In-Scope Limits for Services performed pursuant to Section 4.1 (including without limitation, compliance with ADs and Approved SBs) are set forth in Section D.1.3 of Appendix D.  Services (labor and Materials) performed by Delta which exceed the In-Scope Limits shall be invoiced to Hawaiian based on the applicable T&M Rates.  All other Services (labor and Materials) performed by Delta pursuant to Section 4.1 are included in the CPFH Rate.

Section 4.3                                   Out-Of-Scope Services (CPFH Component Maintenance).  Delta agrees that upon written request from Hawaiian, it shall (subject to capacity and resources which Delta shall use all reasonable endeavors to ensure are available) perform the following Out-Of-Scope Services (labor and Materials) in respect of the CPFH Components (not including Expendable Parts and Consumables) at the T&M Rates:

[**]

Section 4.4                                   Special Provisions (CPFH Component Maintenance).  The following provisions relate to the Maintenance of CPFH Components:

4.4.1                     Component Reliability.  Hawaiian and Delta shall, from time to time, [**], provide visibility for CPFH Components which are being replaced more frequently than should be the case based upon historical Mean Time Between Unscheduled Removals or Mean Time Between Failures performance for such CPFH Components.

4.4.2                     Deviations from Component Maintenance Manual.  All Maintenance of CPFH Components shall be performed in accordance with the OEM’s applicable Component Maintenance Manual.  Hawaiian shall advise Delta of modification standards, approved by the appropriate airworthiness authority, or other parameters that may deviate from the OEM’s standards.  In the absence of such information, Delta shall use instructions and standards that are currently in effect by the OEM.  Any deviations from the applicable Component Maintenance Manual (e.g., with respect to PMA Parts) shall have Hawaiian’s prior written approval and, if determined applicable by Hawaiian, approval of any applicable aircraft lessor, mortgagee, Vendor or other person who must be notified, or whose approval is required, pursuant to an agreement relating to the applicable In-Scope Aircraft or CPFH Component. [**].

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Delta	JPM

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4.4.3                     FAA Compliant CPFH Components.  All CPFH Components installed on In-Scope Aircraft shall be Serviceable and traceable to the OEM or Facility which last overhauled such CPFH Component, or shall be made serviceable by an authorized Facility pursuant to Delta’s approved Vendor procedures and traceable to the authorized Repair Agency.  Repaired Rotable Parts shall be accompanied by a FAA 8130 form.  Parts shall have traceability to last repair, provided that life-limited Parts shall be traceable back-to-birth.  Such installed CPFH Components shall also comply with the requirements of Section 5.1.1.d.

ARTICLE 5

MANAGEMENT OF

MATERIALS, CPFH COMPONENTS AND TOOLING/EQUIPMENT

Section 5.1                                   In-Scope Services (Management of Materials, CPFH Components and Tooling/Equipment).  All Services for the management of Materials, CPFH Components and tooling/equipment necessary to maintain the In-Scope Aircraft within applicable Turn-Times and to the applicable service level, including without limitation, all provisioning, stocking, purchasing or otherwise acquiring, maintaining, storing and shipping, and all costs relating thereto, are In-Scope Services (i.e., there are no Out-Of-Scope Services).  All such Services are included in the CPFH Rate, except as set forth in Section 5.3.  In-Scope Services for the management of Materials, CPFH Components and tooling shall include, but not be limited to, the following items:

5.1.1                     Management.  Delta shall be responsible for Managing all Materials, CPFH Components and tooling/equipment, required for the Maintenance and operation of the In-Scope Aircraft without impairing the Turn-Times or appropriate service levels, including, without limitation, as follows:

[**]

5.1.2                     Coordination with CFS Program Partners.  In managing the Materials, CPFH Components and tooling/equipment required for the Maintenance and operation of the In-Scope Aircraft, Delta shall be responsible coordinating with all CFS Program Partners, in order to meet or exceed Hawaiian’s dispatch reliability targets and Turn-Times.

Section 5.2                                   Special Provisions Relating to Management of Materials, CPFH Components and Tooling/Equipment.

5.2.1                     Tooling/Equipment.  It is Delta’s responsibility to ensure that all required tooling/equipment is available to complete all In-Scope Services.  Delta shall also be responsible for supplying and financing any tooling/equipment acquisitions necessary to complete the In-Scope Services requirements of this Agreement, including tooling/equipment requirements for new fleet Inductions.

Hawaiian	LH

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5.2.2                     Shipping and Handling.  [**].  When possible, Hawaiian shall make reasonable efforts to reduce excessive transportation required to and from In-Scope Stations.  Hawaiian shall make reasonable efforts to supply reasonable cargo space aboard its aircraft (to include aircraft that are not In-Scope Aircraft) to support the CFS Program.

5.2.3                     Customs and Duties.  All customs, duties and other charges imposed by any Governmental Authority in respect of, or in connection with, the import, export or transportation of Material, CPFH Components and tooling/equipment or Delta’s responsibilities hereunder [**].

5.2.4                     Shipping Containers.  Hawaiian shall provide a serviceable shipping container (according to ATA 300) for the first-time shipping of each unserviceable CPFH Component.  In exceptional cases a non-ATA 300 standard container shall be used.  Thereafter, Delta shall be responsible for Maintenance and replacement of each such Hawaiian-provided shipping container.  Delta shall be responsible for all other shipping containers.

5.2.5                     Ownership of Materials, CPFH Components and Tooling/Equipment.

5.2.5.1           Materials, CPFH Components Not Including Hawaiian Parts, and Tooling/Equipment.  Ownership of, and title to, Materials, CPFH Components (not including Hawaiian Parts) and tooling/equipment shall remain with Delta at all times; provided however, upon installation of such Materials or CPFH Components upon an In-Scope Aircraft, title shall immediately vest in the owner of such In-Scope Aircraft, free and clear of all liens, except liens created by or through the owners or lessors of the In-Scope Aircraft.

5.2.5.2           Hawaiian Parts.  Hawaiian, or its designee, shall, at all times, own and hold title to all Hawaiian Parts.

5.2.5.3 Free and Clear of Liens.  All Materials and CPFH Components installed on In-Scope Aircraft shall be free and clear of liens at the time of installation on the In-Scope Aircraft except liens created by or through the owners or lessors of the In-Scope Aircraft.  [**].

5.2.5.4           Temporary Installations.  In the event that Delta does not have a CPFH Component that meets the requirements of Section 5.2.5.1 to install on an In-Scope Aircraft within the applicable Turn-Time, [**].

5.2.6                     Storage.  Delta shall properly store all inventory of Materials and CPFH Components in accordance with FAA regulations and OEM (or equivalent) standards in relation to all environmental issues. [**].

5.2.7                     Insurance.  [**].

Section 5.3                                   Special Provisions Relating to Hawaiian Parts and Outside Services.  Special provisions relating to Hawaiian Parts and Outside Services are set forth in Appendix B and

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Appendix C.

Section 5.4                                   Costs Relating to Materials, CPFH Components and Tooling/Equipment.

5.4.1                     Delta’s Costs.  [**].

5.4.2                     Hawaiian’s Costs.  [**].

ARTICLE 6

TECHNICAL SERVICES

Section 6.1                                   In-Scope Services (Technical Services).  Delta is the critical control entity of the CFS Program and is given responsibility, rights and authority [**], for the Maintenance and operation of the In-Scope Aircraft, [**].  All Technical Services are In-Scope Services (i.e., there are no Out-Of-Scope Services) and are included in the CPFH Rate, except as set forth in Section 6.18.2. The Technical Services provided by Delta do not replace Hawaiian’s regulatory and operational requirements to maintain oversight of its fleet.   The Technical Services include but are not limited:

a.                                       Maintenance Planning (including, without limitation, Line Maintenance, Base Maintenance, Engine Maintenance and all Outside Services);

b.                                      Materials Management;

c.                                       Engineering Services;

d.                                      Technical Publications and Records;

e.                                       Technical Data;

f.                                         Maintenance Management;

g.                                      Warranty Administration;

h.                                      Quality Assurance;

i.                                          Hawaiian’s Maintenance Program;

j.                                          Maintenance Operations Control (jointly with Hawaiian’s MC);

k.                                       Reliability Analysis;

l.                                          In-Scope Aircraft Induction and Return Support;

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m.                                    Training Programs and Specialized Training (assuming Delta’s specialized programs are adopted); and

n.                                      Information Technology.

Section 6.2                                   Maintenance Planning.  Maintenance planning responsibilities include but are not limited to:

[**]

Section 6.3                                   Materials Management.  See Article 4 and Article 5.

Section 6.4                                   Engineering Services.  Delta shall provide engineering Services for maintenance on the In-Scope Aircraft performed by Delta and all CFS Program Partners.  Engineering Services responsibilities include, but are not limited to:

[**]

Section 6.5                                   Technical Publications and Records.  [**].

6.5.1                     Technical Publications.  [**].  Delta hereby acknowledges that Hawaiian has the primary right to custody of all records and manuals describes herein and shall make available same to Hawaiian on request.  Delta shall not encumber such records and manuals including digital masters during the course of this Agreement.

6.5.2                     Maintenance of Records.  Delta shall keep accurate records for all Services performed by Delta hereunder, [**].  On termination of this Agreement, or on disposition of an In-Scope Aircraft, Delta shall promptly deliver the applicable records to Hawaiian or its designee.

6.5.3                     Data Transfer.  [**].

6.5.4                     Service Reports.  [**].

6.5.5                     Aircraft Utilization Report.  Delta shall produce and provide a monthly Aircraft Utilization Report substantially in the form attached hereto as Appendix I.

6.5.6                     Documentation Provided by Hawaiian.  Any documentation customized to Hawaiian’s fleet which is critical to the provision of Services shall be provided to Delta by Hawaiian.  [**].

Section 6.6                                   Technical Data.  Hawaiian shall grant Delta access to airworthiness and technical

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data, [**].  Technical Data shall include but not be limited to the following:

[**]

Section 6.7                                   Maintenance Management.  Delta shall manage the CFS Program, [**].  Hawaiian shall, to a reasonable extent, provide adequate space for Delta representatives at Hawaiian’s home base and destinations in order to facilitate the effective management of the CFS Program by Delta.

Section 6.8                                   Warranty Assignment and Administration.

6.8.1                     Assignment.  [**].

6.8.2                     Administration.  Delta shall, in accordance with performance of Maintenance on In-Scope Aircraft and/or CPFH Components as required hereunder, administer all Warranties in respect of the In-Scope Aircraft and CPFH Components, including, but not limited to, coordinating Warranty claims with all parties extending such Warranties.  As part of such administration, Delta shall cause to be corrected, or shall correct, all defects, and shall cause to be performed, or shall perform, all Maintenance, in accordance with such Warranties.  [**].

Section 6.9                                   Quality Assurance.  [**].

Section 6.10                            Hawaiian’s Maintenance Program.

6.10.1              Preparation of Hawaiian’s Maintenance Program.  [**].

6.10.2              Review of Hawaiian’s Maintenance Program.  [**].

6.10.3  Task Cards.  [**].

6.10.4  Accountability.  For the avoidance of doubt, Hawaiian remains responsible to the FAA and other applicable authorities for compliance of Hawaiian’s Maintenance Program with FAA and other applicable requirements

Section 6.11                            Maintenance Operations Control.

6.11.1              Coordination between Delta’s MOC and Hawaiian’s MC.  Maintenance Operations Control shall be coordinated between Delta’s MOC and Hawaiian’s MC [**].  In all cases, Hawaiian shall exercise final approval authority for all maintenance directives and orders issued by Hawaiian’s MC and/or Delta’s MOC.

6.11.2              Emergency Situations.  [**].  Hawaiian shall maintain overall approval authority of any follow-on maintenance and mobile support or rescue.

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Section 6.12                            Reliability Analysis.  [**].

Section 6.13                            In-Scope Aircraft Induction and Return Support.  Delta shall guide and assist Hawaiian in the Induction and acceptance process for each In-Scope Aircraft into Hawaiian’s fleet.  [**].

Section 6.14                            Training Programs and Specialized Training.  See Section 7.3.

Section 6.15                            Information Technology.

6.15.1              General.  [**].

6.15.2              Internet-Based Reporting.  [**].

6.15.3              Main Functional Requirements of SYSTEM.  The main functional requirements are:

[**]

a.                                       real-time flight messages including:

[**]

6.15.4              Reporting.   [**].

6.15.5              Interface.  [**].

6.15.6              Compliance.  [**].

6.15.7              Security.  [**].

6.15.8              Access Control.  [**].

6.15.9              Audits and Log.  [**].

6.15.10  Connectivity.  [**].

6.15.11  Specifications.

[**]

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6.15.12  Hardware and Software.  [**].

6.15.13  Network.  [**].

6.15.14  Hosting.  [**].

6.15.15  Data Backup.  [**].

6.15.16  Product Support.  [**].

6.15.17  Help Desk and Support (Production, Steady State).  [**].

6.15.18  Change Management.  [**].

6.15.19  Documentation.  [**].

Section 6.16                            [**].

Section 6.17                            Compliance with Requirements of Owners, Lessors and Mortgagees of In-Scope Aircraft and CPFH Components re In-Scope Aircraft.  [**].

Section 6.18                            Costs Relating to Technical Services

6.18.1              Delta’s Costs.  [**].

6.18.2              Hawaiian’s Costs.  [**].

6.19                        Staffing at In-Scope Stations and Hawaiian’s Koapaka Offices. [**].

ARTICLE 7

OPERATIONAL TERMS

Section 7.1                                   Operational Regulatory Requirements.

7.1.1                     General Compliance.  Delta and Delta’s Approved Subcontractors shall perform all Services shall in accordance with the Aircraft Maintenance Manuals, and all requirements of the FAA, FARs and other applicable laws and Hawaiian’s specifications and procedures or equivalent as approved by Hawaiian.

7.1.2                     FAA Qualified.  Delta’s maintenance technicians and engineers (including, but not limited to, those Delta staff with signature authority for post-Maintenance return to service of the In-Scope Aircraft), and all maintenance technicians and engineers of Delta’s Approved Subcontractors, who perform Services shall be qualified to FAA standards (or equivalent) as

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required.

Section 7.2                                   Environmental Requirements.  Delta shall:

a.                                       comply with the requirements of local and federal environmental agencies with respect to all Facilities, including Delta’s Approved Subcontractor’s Facilities;  and

b.                                      be responsible for any and all fees resulting from activities, procedures, processes, Facilities, or equipment being non-compliant with such regulations.

Section 7.3                                   Training.  [**].

Section 7.4                                   Delta Meeting and Reports.  Regularly scheduled on-site meetings shall be held [**].

Section 7.5                                   Engineering Orders Processing Reports.  [**].

Section 7.6                                   ETOPS Requirements Monitoring and Revision.  [**].

Section 7.7                                   In-Scope Aircraft Specifications.  In-Scope Aircraft shall be operated by Hawaiian and maintained by Delta to Hawaiian’s specifications.

Section 7.8                                   Scope Flexibility.  [**].

Section 7.9                                   AOG Events.

7.9.1                     Response Requirements.  [**].

7.9.2                     Reasonable Best Efforts.  [**].

Section 7.10                            Accounting Systems and Reporting.  [**].

Section 7.11                            Safety and Security.  Delta and Hawaiian shall each follow both the safety and security policies of Delta and safety and security policies of Hawaiian [**] which policies are consistent with industry standards and regulatory requirements.  These policies include:

[**]

Section 7.12                            Air Safety Occurrence Reporting and Investigation.  Hawaiian shall provide a copy of Hawaiian’s Safety and Security Policy Manual to Delta.  [**].

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Section 7.13                            Subcontracting.

7.13.1              Delta’s Approved Subcontractors.  If Delta does not have the capabilities to perform any part of the In-Scope Services, Delta shall be allowed to subcontract that Service to one of Delta’s Approved Subcontractors.  Any subcontractor proposed by Delta shall be FAA Part 145 and/or Part 121 Certified and shall have satisfied the requirements of Delta’s quality audit process prior to such approval and the commencement of any work.  Delta agrees to provide the most recent audit reports of proposed subcontractors to Hawaiian.  If these results are considered to be insufficient, Hawaiian retains the right to carry out its own reasonable audits of the proposed subcontractor’s Facilities. [**].  No entity shall become a Delta Approved Subcontractor to perform Services in respect of the In-Scope Aircraft without the prior written approval of Hawai´i, which approval not to be unreasonably withheld or delayed;  provided however, approval shall be withheld based on failure by the subcontractor to meet technical, regulatory, reliability or quality standards.  A list of Delta’s Approved Subcontractors shall be maintained and periodically updated [**].

[**]

7.13.2              Confidentiality.  All of Delta’s Approved Subcontractors must sign a confidentiality agreement substantially upon the terms set forth in Section 9.7.

7.13.3              No Release.  The subcontracting of any of the Services under this Agreement shall not release Delta from any of its obligations under this Agreement and Delta shall be responsible for ensuring that any subcontracted service is carried out in accordance with the provisions of this Agreement.  Without prejudice to the generality of the foregoing, Delta shall remain responsible for ensuring that Delta’s Approved Subcontractor comply with all relevant requirements of this Agreement, including without limitation, the same records and reporting obligations.  For the avoidance of doubt, it is agreed that:

a.                                       all Services performed by Delta’s Approved Subcontractor shall be accomplished in accordance with Hawaiian’s Maintenance Program and FAA requirements;

b.                                      any work performed by Delta’s Approved Subcontractors shall not relieve Delta of any obligations it has to Hawaiian hereunder; and

c.                                       [**].

7.13.4              Hawaiian is One of Delta’s Approved Subcontractors.  Delta and Hawaiian have agreed that Hawaiian shall be Delta’s Approved Subcontractor for performance of [**].

Section 7.14                            Facilities and Audits.

7.14.1              General.  As necessary, and in the event that other Delta Facilities are used with respect to Services, Delta shall notify Hawaiian in writing about the initiation of such Service, and upon Hawaiian’s request, Delta shall provide Hawaiian with information about such

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Facilities as reasonably requested by Hawaiian.

7.14.2              Facilities.  All Delta Facilities, Delta’s Approved Subcontractors’ Facilities and other Facilities used to perform Maintenance on the In-Scope Aircraft shall at all times be FAA Part 145 and/or Part 121 compliant.

7.14.3              Audit and Access.  Hawaiian, upon reasonable written notice to Delta, shall have the right to access, during normal business hours, to any Delta Facility or Delta’s Approved Subcontractors’ Facilities performing, or which has performed, Services, to perform a thorough quality audit or inspection to ensure compliance with this Agreement.  In connection with any such audit or inspection, Delta or any of Delta’s Approved Subcontractors, as the case may be, shall provide Hawaiian with access to view, as required by a regulatory agency, records, manuals, safety procedures and employee training procedures that are solely and directly applicable to fulfilling its respective obligations under the Agreement.

Subject to the consent of Delta (such consent not to be unreasonably withheld or delayed) and such other confidentiality agreements as Delta may reasonably request, Delta shall provide Hawaiian with photocopies of the foregoing documents at Delta’s cost and expense.  During any such visits, all Hawaiian’s representatives shall be subject to Delta’s and Delta’s Approved Subcontractors’ respective Facility rules, regulations, procedures and policies, as applicable, including, but not limited to, security and safety.  Access shall be provided to representatives of the FAA if requested by the FAA, or as otherwise required by law.

[**].

ARTICLE 8

INDEMNITIES; INSURANCE;

EVENTS OF DEFAULT; LIABILITY;

 LIMITATIONS ON LIABILITY; FORCE MAJEURE

Section 8.1                                   Indemnification.

8.1.1                     Third Party Claims.  [**].

8.1.2                     Survival.  It is understood and agreed that each Party’s indemnification undertakings shall survive the termination or expiration of this Agreement.

Section 8.2                                   Insurance Requirements.

Subject to:

a.                                       the following requirements being within the norm of accepted worldwide airline insurance policy declarations, insuring agreements, exclusions and conditions (including but not

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limited to limits of liability and deductibles) which may exist from time to time in the worldwide airline insurance marketplace (“Prevailing Market Standards”) during the Term (it being understood that should any of the following requirements fall outside of Prevailing Market Standards, Delta and Hawaiian shall negotiate, in concert with their respective insurance brokers, such changes to the following requirements so as to bring them within Prevailing Market Standards); and

b.                                      only to the extent of each party’s indemnification undertakings in this Agreement.

8.2.1                     Delta’s Insurance.  Delta agrees to provide and maintain during the Term, Aircraft Hull, Aircraft Spares (including transit (by any means) risks) and/or Property Insurance (including transit (by any means) risks) (including, in all cases,  War Risks and Allied Perils Insurance in accordance with LSW555B or its current equivalent) for an amount not less than [**].  Delta agrees to provide and maintain during the Term, in full force and effect Aviation Legal Liability Insurance (including but not limited to Bodily Injury Liability, Personal Injury Liability, Property Damage Liability, Contractual Liability, Premises Liability, Products and Completed Operations Liability, Ground and In-Flight Hangarkeepers Liability (including, in all cases, War Risks and Allied Perils Insurance in accordance with AVN.52E or its current equivalent)) in an amount of not less than [**].  The Aviation Legal Liability Insurance shall be endorsed to name the Hawaiian Indemnified Parties as additional insureds.  Such insurance shall be primary without any right of contribution from any insurance carried by the Hawaiian Indemnified Parties and shall contain appropriate contractual liability, severability of interests and cross liability clauses in favor of the Hawaiian Indemnified Parties.

All such insurance shall contain: provisions waiving right of set-off or counterclaim against the Hawaiian Indemnified Parties; that the Hawaiian Indemnified Parties shall not be liable for any premiums, deductibles, commissions, fees, assessments or calls in respect of said insurance; waiver of subrogation and breach of warranty clauses in favor of the Hawaiian Indemnified Parties and a provision that cancellation or adverse material change of said insurance shall not be effective as to the Hawaiian Indemnified Parties until at least thirty (30) days (or such shorter period as may be customary in the case of War Risks and Allied Perils Insurance) prior written notice is provided to Hawaiian.  Delta agrees that the foregoing insurance coverage must be reasonably satisfactory to Hawaiian and that proof of such insurance (in the form of a certificate of insurance) shall be provided to Hawaiian prior to commencement of this Agreement.

8.2.2                     Hawaiian’s Insurance.  Hawaiian agrees to provide and maintain during the Term, Aircraft Hull, Aircraft Spares (including transit (by any means) risks) and/or Property Insurance (including transit (by any means) risks) (including, in all cases,  War Risks and Allied Perils Insurance in accordance with LSW555B or its current equivalent) for an amount not less than [**].  Hawaiian agrees to provide and maintain during the Term, in full force and effect Aviation Legal Liability Insurance (including but not limited to Bodily Injury Liability, Personal Injury Liability, Property Damage Liability, Contractual Liability, Premises Liability, Products

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and Completed Operations Liability, Ground and In-Flight Hangarkeepers Liability (including, in all cases, War Risks and Allied Perils Insurance in accordance with AVN.52E or its current equivalent)) in an amount of not less [**].  The Aviation Legal Liability Insurance shall be endorsed to name the Delta Indemnified Parties as additional insureds.  Such insurance shall be primary without any right of contribution from any insurance carried by the Delta Indemnified Parties and shall contain appropriate contractual liability, severability of interests and cross liability clauses in favor of the Delta Indemnified Parties.

All such insurance shall contain: provisions waiving right of set-off or counterclaim against the Delta Indemnified Parties; that the Delta Indemnified Parties shall not be liable for any premiums, deductibles, commissions, fees, assessments or calls in respect of said insurance; waiver of subrogation and breach of warranty clauses in favor of the Delta Indemnified Parties and a provision that cancellation or adverse material change of said insurance shall not be effective as to the Delta Indemnified Parties until at least thirty (30) days (or such shorter period as may be customary in the case of War Risks and Allied Perils Insurance) prior written notice is provided to Delta.  Hawaiian agrees that the foregoing insurance coverage must be reasonably satisfactory to Delta and that proof of such insurance (in the form of a certificate of insurance) shall be provided to Delta prior to commencement of this Agreement.

Section 8.3                                   Events of Default.

Section 8.3.1                         Events.  Each of the following events shall constitute an “Event of Default”:

a.                                       a Party fails to make any payment under this Agreement when due;

b.                                      a Party fails to comply with any provision of Section 8.2 or any insurance required to be maintained under this Agreement is cancelled or terminated or notice of cancellation is given in respect of any such insurance;

c.                                       a Party fails to comply with any other provision of this Agreement and, if such failure is in the reasonable opinion of the other Party capable of remedy, the failure continues for thirty (30) days after notice from such other Party to the non-complying Party;

d.                                      representation or warranty made (or deemed to be repeated) by a Party in or pursuant to this Agreement or in any document or certificate or statement is or proves to have been incorrect in any material respect when made or deemed to be repeated;

e.                                       a Party or any of its Affiliates is, or is deemed for the purposes of any law to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness; or a

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meeting of the shareholders or directors of a Party or any of its Affiliates is convened to consider a resolution to present an application for an administration order or any such resolution is passed; or any step (including petition proposal or convening a meeting) is taken with a view to a composition, assignment or arrangement with any creditors of, or the rehabilitation, administration, custodianship, liquidation, or dissolution of a Party or any of its Affiliates or any other insolvency proceedings involving a Party or any of its Affiliates; or any order is made or resolution passed for any such composition, assignment, arrangement, rehabilitation, administration, custodianship, liquidation, dissolution or insolvency proceedings, or a Party or any of its Affiliates becomes subject to or enters into any of the foregoing; or any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrator, examiner or the like is appointed in respect of a Party or any of its Affiliates or any part of their assets;

f.                                         an administrative or other receiver or manager is appointed in respect of a Party or any of its Affiliates, or any part of their assets; or a Party or any of its Affiliates requests any person to appoint such a receiver or manager; or any other steps are taken to enforce any security interest over all or any material part of the assets of a Party or any of its Affiliates; or any attachment, sequestration, distress or execution affects any material assets of a Party or any of its Affiliates and is not discharged within sixty (60) days;

g.                                      it becomes unlawful for a Party to perform any of its obligations under this Agreement or this Agreement becomes wholly or partly invalid or unenforceable;

h.                                      a Party suspends or ceases or threatens to suspend or cease to carry on all or a substantial part of its air carrier business; or

i.                                          a Party disposes or threatens to dispose of all or a material part of its assets used in it air carrier business, whether by one or a series of transactions, related or not, without the prior written consent of the other Party.

Section 8.3.2                         Rights and Remedies.  If an Event of Default occurs, the other Party shall be entitled to all rights and remedies at law and in equity, which rights and remedies shall be cumulative, and subject only to any limitations expressly set forth in this Agreement.  [**].

Section 8.3.3                         No Obligation to Perform. While an Event of Default by a Party shall have occurred and be continuing, the other Party’s obligations to perform pursuant to this Agreement shall be suspended.

Section 8.4                                   Liability.

Section 8.4.1                         Risk of Loss and Damage to In-Scope Aircraft, Hawaiian Parts and Hawaiian’s Equipment.  [**].

Section 8.4.2                         Risk of Loss and Damage to Delta Parts and Delta’s Equipment.  [**].

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Section 8.5                                   Limitation of Liability.

8.5.1                     Warranties.  [**].

8.5.2                     Consequential Damages.  [**].

Section 8.6                                   Force Majeure.  Except for the obligation to make payments hereunder, neither Party shall be liable for failure to perform, or delay in performing, its obligations hereunder due to any acts of God, acts of terrorism or hostilities, war, strikes, fire, act of government, court order, or any other similar act reasonably beyond the control of that Party (collectively, “Force Majeure”).  If an event of Force Majeure occurs or is likely to occur, the Party affected shall promptly notify the other Party of the delay or anticipated delay and, to the extent practicable, estimate the likely duration of the delay, and the Party so affected shall resume performance without avoidable delay, affording to the other Party priority in the resumption of such performance.  [**].

ARTICLE 9

MISCELLANEOUS

Section 9.1                                   Representations and Warranties.

9.1.1                     Delta Representations and Warranties.  Delta represents and warrants to Hawaiian that as of the Effective Date:

a.                                       Delta is a limited liability company duly organized and validly existing in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement;

b.                                      this Agreement has been duly authorized by all necessary corporate action on the part of Delta, does not require any approval not already obtained or any approval or consent not already obtained of any trustee or holders of any indebtedness or obligations of Delta, and has been duly executed and delivered by Delta, and neither the execution and delivery thereof by Delta, nor the consummation of the transactions contemplated herein, nor compliance by Delta with any of the terms and provisions hereof shall contravene any law, judgment, governmental rule, regulation or order applicable to or binding on Delta or contravene or result in any breach of or constitute any default under, or result in the creation of any lien upon the property of Delta under, its constitutional documents or any indenture, mortgage, or other material agreement or instrument to which Delta is a party or by which it or its properties may be bound or affected;

c.                                       this Agreement has been duly executed and delivered by Delta and

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constitutes a legal, valid and binding obligation of Delta enforceable against Delta in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors’ rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

d.                                      there are no pending or, to the knowledge of Delta, threatened actions or proceedings against Delta before any court or administrative agency that, if determined adversely to Delta, would materially adversely affect the financial condition of Delta or the ability of Delta to perform its obligations under this Agreement; and

e.                                       except as otherwise provided or referenced in this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by Delta of this Agreement, and Delta has all requisite licenses, certifications and authorizations from applicable Governmental Authorities to provide the Services and perform all obligations hereunder.

9.1.2                     Hawaiian Representations and Warranties.  Hawaiian represents and warrants to that as of the Effective Date:

a.                                       Hawaiian is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement;

b.                                      this Agreement has been duly authorized by all necessary corporate action on the part of Hawaiian, does not require any approval not already obtained or any approval or consent not already obtained of any trustee or holders of any indebtedness or obligations of Hawaiian, and has been duly executed and delivered by Hawaiian, and neither the execution and delivery thereof by Hawaiian, nor the consummation of the transactions contemplated herein, nor compliance by Hawaiian with any of the terms and provisions hereof shall contravene any law, judgment, governmental rule, regulation or order applicable to or binding on Hawaiian or contravene or result in any breach of or constitute any default under, or result in the creation of any lien upon the property of Hawaiian under, its constitutional documents or any indenture, mortgage, or other material agreement or instrument to which Hawaiian is a party or by which it or its properties may be bound or affected; [**];

c.                                       this Agreement has been duly executed and delivered by Hawaiian and constitutes a legal, valid and binding obligation of Hawaiian Airlines enforceable against Hawaiian in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors’ rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

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d.                                      there are no pending or, to the knowledge of Hawaiian, threatened actions or proceedings against Hawaiian before any court or administrative agency that, if determined adversely to Hawaiian, would materially adversely affect the financial condition of Hawaiian or the ability of Hawaiian to perform its obligations under this Agreement; and

e.                                       except as otherwise provided or referenced in this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by Hawaiian of this Agreement and Hawaiian has all requisite licenses, certifications and authorizations from applicable Governmental Authorities to provide the Services and perform all obligations hereunder; provided however, certain approvals may be required from the FAA, which approvals shall be obtained by Hawaiian and Delta as provided herein.

Section 9.2                                   Resolution of Disputes and Governing Law.

9.2.1                     Resolution of Disputes.  If any claim or controversy arises out of, or relates to, this Agreement, the claiming Party shall notify the other Party in writing stating the details and the reasons of the objections and the Parties shall make a good faith attempt to resolve the matter through their management [**] after the management representatives have failed to resolve the dispute, the Parties agree to submit the dispute to the exclusive jurisdiction of the Courts of the State of New York.

9.2.2                     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to New York’s conflict of laws principles.

Section 9.3                                   Notices.  To be binding on the addressee, each notice of communication given pursuant to this Agreement shall be in writing, and shall be delivered in person to the Party to whom it is addressed, or sent by (i) United States registered or certified mail, return receipt requested; or (ii) a nationally recognized overnight courier service.  Mailed notices shall be postage prepaid, and all notices shall be addressed as follows:

To Hawaiian:

If sent by U.S. Mail:

Hawaiian Airlines, Inc.

P.O. Box 30008

Honolulu, HI 96820

Attention:  Sr. Director Vendor Performance Management

With a copy made to:

Hawaiian Airlines, Inc.

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P.O. Box 30008

Honolulu, HI 96820

Attention: Sr. Vice President, General Counsel & Corporate Secretary

If sent by overnight courier or delivered by messenger:

Hawaiian Airlines, Inc.

3375 Koapaka St. Ste G350

Honolulu, HI 96819

Attention:  Sr. Director Vendor Performance Management

With a copy made to:

Hawaiian Airlines, Inc.

3375 Koapaka St. Ste G350

Honolulu, HI 96819

Attention: Sr. Vice President — General Counsel & Corporate Secretary

To Delta:

Delta Air Lines, Inc.

Department 460

Hartsfield Atlanta International Airport

Atlanta, Georgia 30320

Attn: VP Technical Sales & Marketing

Notices shall be effective upon receipt, or upon attempted delivery where delivery is refused or mail is unclaimed (refused or unclaimed by parties).

Section 9.4                                   Amendments and Waivers.  All amendments to this Agreement must be in writing and executed by duly authorized officers of both Parties.  All waivers to terms hereof must be in writing and executed by a duly authorized representative of the Party which is so waiving.  No waiver of any breach of this Agreement shall extend to any subsequent breach.  Failure by either Party to exercise any right or take any action upon a breach of this Agreement shall not be deemed to be a waiver of such breach.

Section 9.5                                   Order of Precedence.  The terms and conditions of this Agreement shall take precedence over any and all conflicting provisions in Delta’s order acknowledgment forms, or any standard terms on any document provided by Hawaiian or Delta, including, but not limited to purchase orders and repair orders.  In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of such other documents, the terms of this Agreement shall take precedence and prevail over the conflicting terms of such other documents.

Section 9.6                                   Assignment.  Neither Party shall be entitled to assign this Agreement or any part of its rights or obligations hereunder, without the other Party’s prior written consent, which shall

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not be unreasonably withheld or delayed.  Notwithstanding the foregoing, it is agreed that Hawaiian may assign its rights or obligations under this Agreement to a purchaser of substantially all of its business.

Section 9.7                                   Confidentiality.  Each Party acknowledges that, in connection with its performance hereunder, it may access or receive business information that is proprietary to the other Party, confidential or competitively sensitive, and/or information, documents, programs, manuals and other materials that are proprietary to third parties.  Each Party acknowledges that all such information, documents, programs, manuals, agreements with OEMs, other Vendors, service providers, and other third parties relating to the In-Scope Aircraft or good or services provided in respect thereof,  and other materials, and this Agreement and the terms hereof, constitute “Confidential and Proprietary Information” which is highly confidential, proprietary and sensitive, and understands that any Confidential and Proprietary Information shall be disclosed and made available to the other Party for the sole and exclusive purpose of the transactions contemplated by this Agreement.  Provided however, Confidential and Proprietary Information shall not include information a) which has come into the public domain through no breach of this Agreement; b) which was lawfully disclosed to the receiving Party by a third party not bound by a non-disclosure agreement with the disclosing party; c) which was rightfully known to the receiving party prior to entering into this Agreement, or d) any disclosure specifically authorized in writing by the disclosing party.  Each Party shall (i) treat all Confidential and Proprietary Information as privileged, confidential, and proprietary; (ii) retain same in the strictest confidence; (iii) use the utmost diligence to guard and protect such Confidential and Proprietary Information; (iv) not divulge, copy, disclose or use the same, in whole or in part, for any purpose same other than for performance in accordance with this Agreement; and (v) not duplicate or use any Confidential and Proprietary Information, in whole or in part, for itself or third parties, except with the express written consent of the Other Party (provided that any copies of such information so made shall reproduce the proprietary markings and any other legends contained thereon), and except as follows (1) to its accountants, attorneys and other professional advisors which are bound by a confidentiality agreement, (2) to its directors, officers, employees, its affiliates and their employees, directors and officers who specifically need to know such information, (3) as required by force of law or by judicial or administrative process, (4) as expressly contemplated under this Agreement, or (5) as may be necessary in the opinion of such Party to the exercise of any remedies hereunder; provided that in case of a disclosure referred to in Clause (3) above, the Party requiring disclosure shall use its commercially reasonable efforts to limit the extent of such disclosure to the extent permitted by law and such disclosing Party shall provide the other Party with prompt advance written notice (which, when possible, shall not be less than ten (10) Business Days in advance of the time for any such mandatory disclosure) so that the other Party may seek a protective order, confidential treatment, waiver or other appropriate protective relief with respect to all or part of such request or requirement, or waive compliance with the provisions of this Agreement with respect to all or part of such request or requirements.  In the event that such protective order, confidential treatment, waiver or other remedy is not obtained prior to the deadline for complying with such request or requirement, and upon advice of counsel a Party reasonably believes that it is legally

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compelled to disclose information, then such Party may disclose only that portion of the information which it is advised in writing by counsel that it is legally compelled to disclose.  Each Party shall use its reasonable efforts to assist the other Party, and in no event shall oppose any action by the other Party to obtain appropriate confidential treatment or protective relief as contemplated by this Section.

Notwithstanding the foregoing, Hawaiian shall have the right to disclose the operational provisions of this Agreement to any of its code sharing partners to the extent required for audit purposes, with the prior written approval of Delta, and such approval shall not be unreasonably withheld or delayed and Delta shall have the right to disclose such provisions to Delta.

Each Party understands and acknowledges that disclosure of the Confidential and Proprietary Information may give rise to an irreparable injury to the other Party.  Accordingly, each Party agrees that the other Party may seek, in addition to any legal remedies available to it and without the posting of any bond or other security, injunctive relief against the breach or threatened breach of any of the foregoing undertakings.

Any press release or other disclosure to the media with regard to this Agreement or the terms hereof must be approved in writing by both Parties.

This section shall survive termination or expiration of this Agreement for a period of three (3) years.

Section 9.8                                   No License Granted.  This Agreement is not, and shall not be construed to be, a license for either Party to use the trade names, trademarks, service marks, or logos of the other Party, or its affiliates.  Neither Party shall use the other Party’s trade names, trademarks, service marks or logos without obtaining such other Party’s prior written approval in each instance.

Section 9.9                                   Independent Contractors.  Notwithstanding any other provision of this Agreement to the contrary, the Parties are independent contractors in the performance of this Agreement.  Except as otherwise expressly herein provided, neither Party shall act as, or be deemed to be, agent for, or partner of, the other Party for any purpose whatsoever, and the employees of one Party shall not be deemed the employees of the other Party.  Nothing in this Agreement may be interpreted or construed to create a partnership, agency, profit-sharing, pooling arrangement, joint venture or any other legal entity between the Parties.  Each Party agrees not to represent in any way the existence of (a) any authority to bind the other Party (except as otherwise expressly provided herein), or (b) any relationship between the Parties hereto other than the independent contractor arrangement specified herein.  The manner and means of providing goods or performing Services under this Contract shall be under the sole control of Delta.  None of the benefits provided by a Party to its employees (including, but not limited to, compensation, insurance, vacation pay, sick leave, pension, profit sharing, health, insurance and workers’ compensation insurance) shall be available to the other Party or any agent, employee or servant of the other Party.  Each Party shall be solely and entirely responsible

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for its acts and for the acts of its agents, employees, servants, and subcontractors under this Agreement.

Section 9.10                            Severability and Interpretation.  Headings in this Agreement are for the purpose of convenience only and shall not be used in the interpretation of any part of this Agreement.  In this Agreement, the use of the singular includes the plural and vice versa and the use of any one gender includes all genders.  Each provision of this Agreement is severable from the other.  In the event that any such provision is declared by a court of competent jurisdiction to be unenforceable, or is rendered unenforceable or illegal by any statutory or regulatory change, the validity of the remainder of the Agreement shall not be affected. In the event that a material provision of the Agreement is rendered unenforceable, the parties shall negotiate in good faith to amend such provision sufficiently to render it enforceable.  Where the context so admits or requires, words denoting persons shall include natural persons, companies, corporations, firms, partnerships, joint ventures, trusts, voluntary associations, other incorporated and/or unincorporated bodies or other entities (in each case, whether or not having separate legal personality) and all such words shall be construed interchangeably in that manner.  A person shall include the successors or permitted transferees or assigns of such person.

Section 9.11                            [**].

Section 9.12                            Assignment of Money Due or Payable.  No assignment of money due or to become due to a Party shall be made without prior written consent of the other Party.

Section 9.13                            Compliance with Laws and Safety and Security Requirements.

9.13.1              Compliance with Law.  Each Party shall fully comply (and shall cause all its personnel fully to comply) with all applicable laws (federal, state and local), statutory, regulatory, administrative and decisional and any and all legal requirements now in effect or that may be enacted, promulgated, issued, or imposed in the future in connection with or relating to any of its obligations hereunder, including without limitation, all legal requirements relating to safety or otherwise that are subject to the jurisdiction of the FAA and the Department of Transportation, The Americans with Disabilities Act, the Civil Rights Act of 1964, as amended, the Foreign Corrupt Practices Act, and applicable rules of affected airport authorities.

9.13.2              Compliance with Safety and Security Procedures.  Each Party shall at all times comply (and shall cause all its personnel fully to comply) with all safety, security and health regulations in effect at their respective Facilities of which such Party is made aware, including specifically, “no smoking” policies.

9.13.3              Permits.  Delta shall be responsible for obtaining all applicable governmental or regulatory licenses, authorizations, and permits required in connection with the performance of the Services and provision of goods and to otherwise carry out its obligations under this Agreement and shall pay, all fees and taxes associated with such licenses, authorizations, and

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permits.

Section 9.14                            No Third Party Beneficiaries.  Nothing in the Agreement is intended to confer any rights or remedies under this Agreement on any person other than Hawaiian and Delta.

Section 9.15                            Time is of the Essence.  The Parties acknowledge that time is of the essence in the performance of each and every covenant, performance, requirement and condition of this Agreement.

Section 9.16                            Attorneys’ Fees.  In the event any dispute between the Parties in respect of any matter that is the subject of this Agreement, the Party prevailing in the dispute shall be reimbursed for all reasonable costs incurred in enforcing its rights in respect of the dispute, including, without limitation, reasonable attorneys’ fees.

Section 9.17                            Entire Agreement.  The Agreement and all Appendices and attachments hereto contain all the agreements, conditions, representations, warranties and understandings made between the Parties with respect to the subject matter hereof and supersede any and all prior agreements, proposals, solicitations, correspondence and other agreements or understandings, written or oral.

Section 9.18                            Benefit of the Agreement.  This Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and permitted assigns.

Section 9.19                            Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.  For the convenience of the Parties, transmission of an authorized signature by facsimile or other electronic media shall be acceptable and deemed an original.

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IN WITNESS WHEREOF, Hawaiian and Delta have caused this Agreement to be executed as of the day and year written below to be effective as of the Effective Date.

DELTA AIR LINES, INC.		HAWAIIAN AIRLINES, INC.

Signature:	/s/ Tony Charaf	Signature:	/s/ Charles Nardello
Name:	Tony Charaf	Name:	Charles Nardello
Title:	President Delta TechOps	Title:	SVP. Operations
Date:	1/14/10

		Signature:	/s/ Peter Ingram
		Name:	Peter Ingram
		Title:	EVP, CFO
		Date:	1/14/10

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APPENDIX A

DEFINITIONS

“AD” means Airworthiness Directive.

“Ad-hoc Aircraft” means A330 aircraft and engines operated therewith, operated from time to time by Hawaiian during the Term of this Agreement, as short-term hire-ins or which are subject to restrictions or conditions (e.g., operation on a maintenance program other than Hawaiian’s Maintenance Program) such that they cannot be reasonably maintained pursuant to this Agreement.

“Affiliate” means, with respect to a subject entity (a) its Subsidiary or (b) an entity which has direct or indirect control or owns directly or indirectly more than fifty percent (50%) of the voting share capital of the subject entity (i.e., a parent company), or (c) a Subsidiary of such parent company.

“Agreement” means this Complete Fleet Services Agreement between the Parties, as it may be amended from time to time (including each appendix, order or amendment attached hereto or included by reference), as it may be amended from time to time in accordance with the terms hereof.

“Airbus” means Airbus S.A.S.

[**].

[**].

[**].

“Aircraft Maintenance Manuals” means the [**], all Component Maintenance Manuals, Hawaiian’s Maintenance Program, General Maintenance Manual, Joint Procedures Manual, and all other manuals and documents relating to the Maintenance of Airbus A330 aircraft and/or CPFH Components, all as they may be amended from time to time.

“AMT” means authorized maintenance technicians.

“AOG” means “Aircraft on Ground,” i.e., an aircraft which have been grounded due to failure or malfunction of MEL equipment, or any other malfunction requiring non-deferrable Maintenance, which causes revenue flight to be uneconomic (i.e., unreasonably restricted payload), or as a result of which, the crew refuses to operate the aircraft without relevant Maintenance.

“AOG Event” means an event where an In-Scope Aircraft is [**].

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“Approved SB” means an “alert” SB, or any other SB or OEM recommendation which Delta and Hawaiian have agreed shall be performed for the In-Scope Aircraft.

“APU” means Auxiliary Power Unit.

“Base Maintenance” means all services and Materials for (a) scheduled and non-scheduled heavy airframe inspections and Maintenance, including but not limited to all Heavy Checks, structural inspections and rectification work arising from such inspections, and all alterations and Repairs required in connection therewith, (b) Incremental Checks, (c) all work to support modifications and inspections required by ADs and SBs, (d) Drop-In Visits, (e) maintenance required for the purpose of complying with In-Scope Aircraft lease return provisions, (f)  In-Scope Aircraft physical damage review and assessment, (g) FOD and DOD rectification, (h) corrosion control inspections and rectification work associated with Heavy Checks arising from such inspections in conformance with the CPCP, (i) Composite Repairs, (j) interior and cabin reconfigurations modifications, (k) work required as a result of accidental damage, operational mishandling or foreign object damage to In-Scope Aircraft except for damage caused by Delta (or Delta’s Approved Subcontractors) and (l) all other Maintenance that cannot be completed in Line Maintenance in the applicable Turn-Time; provided however, Base Maintenance shall not include labor or Materials which fall under the definition of Base Maintenance to the extent that Delta has specifically agreed to perform all or part of the same pursuant to the provisions of this Agreement.

“Base Maintenance Contractor” means all FAA approved maintenance providers (and designated subcontractors thereof), not including Delta, which perform Base Maintenance for the In-Scope Aircraft pursuant to contract with Hawaiian.

“Basic Term” shall have the meaning set forth in Section 2.11.1.

“BER” means Beyond Economic Repair, i.e., that the condition of a Part or Component is such that it requires Maintenance in costing excess [**].

“Business Days” means days, other than a Saturday or Sunday on which the banks are open in both Honolulu, Hawaii and Atlanta, Georgia.

“CFS Program” means the Complete Fleet Services Program for Hawaiian’s A330 fleet of In-Scope Aircraft which includes all Maintenance for the In-Scope Aircraft, and all CPFH Components, appliances and equipment thereof and thereon, and all provisioning of Materials, CPFH Components, appliances and equipment, and all operational, planning, engineering, contract management, other services for the In-Scope Aircraft as are necessary or desirable for operation of the same by Hawaiian, all in accordance with the Aircraft Maintenance Manuals.

“CFS Program Partners” means Delta, Hawaiian, Airbus, all Delta’s Approved Subcontractors, Hawaiian Contractors, and all subcontractors thereof.

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“Component” means any self-contained combination of Parts, sub-assemblies or units, including Rotable Parts, [**]; provided that the term shall also include also any subassembly of such Component.

“Component Maintenance Manual” means a document published by a Component OEM outlining Maintenance procedures with respect to a given Component.

“Component Maintenance Services” are the CPFH Component Maintenance Services performed by Delta pursuant to Article 4.

“Component Management Services” means the Materials, CPFH Components and Tooling/Equipment Management Services performed by Delta pursuant to Article 5.

“Composite Repairs” means Repairs requiring specialized equipment (e.g., honeycomb or carbon fiber Repairs).

“Confidential and Proprietary Information” shall have the meaning set forth in Section 9.7.

“Consumables” means Parts which are replaced regardless of their apparent condition during the course of Maintenance, that are used once and are non-Repairable.

“CPFH Components” means all Parts, Components, appliances and other equipment and all sub-assemblies, Parts or Components thereof, installed on, or otherwise required from time-to-time for the operation of, the In-Scope Aircraft, and replacements for, or additions to, such Parts, Components, appliances and other equipment, including without limitation all Hawaiian Parts.

“CPFH Rate” shall have the meaning set forth in Section 2.3.1.  The base hourly rate component of the CPFH Rate shall be charged based on each hour or fraction thereof.

“CPCP” means Corrosion Prevention and Control Program.

“Deferred Maintenance Item” means the deferral of a defect on an item for a specified period of time or number of aircraft-driven events (e.g. cycles).

“Delta” means Delta Air Lines, Inc. and its successors and permitted assigns, and as the context so requires, Delta’s Approved Subcontractors.

“Delta Indemnified Parties” shall have the meaning set forth in Section 8.1.1.

“Delta Parts” shall have the meaning set forth in Section 8.2.1.

“Delta’s Approved Subcontractor” means a Vendor or Facility approved by Hawaiian in

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accordance with Section 7.13.1 to provide goods or perform Services for the In-Scope Aircraft on behalf of Delta pursuant to an agreement between such Vendor or Facility and Delta.

“Delta’s MOC” means Delta’s Maintenance Operations Control.

“Direct Maintenance Costs” means the [**].

“Dirty Fingerprints” means accomplishment documentation for major Repairs and all EO / AD / SB incorporation work completed on any In-Scope Aircraft, Engine, APU or other CPFH Component, or other Part, or appliance or equipment thereon or thereof.

“DOD” means domestic object damage caused by an object or debris which originates from the In-Scope Aircraft on which a CPFH Component, excluding object or debris which originates from the CPFH Component itself.  This damage excludes normal wear and tear based on the intended design purpose of a CPFH Component.

“Drop-In Visits” mean unscheduled maintenance initiated as a result of problems identified while the In-Scope Aircraft is in service (including FOD and DOD).

“Early Termination Fee” shall have the meaning set forth in Section E.4 of Appendix E.

“Effective Date” means the date of this Agreement.

“Engine” means each of those Rolls-Royce model Trent 772B dressed engines, as installed on an In-Scope Aircraft or otherwise used in connection therewith, but not including nacelle items and QEC items which are not manufactured by Rolls-Royce (including nose cowl, hinged panel, thrust reverser, common nozzle assembly, and other pylon-mounted nacelle items).

“Engine Contractors” means all Rolls-Royce and all other FAA approved maintenance providers (and designated subcontractors thereof), not including Delta, which perform Engine Maintenance for the Engines pursuant to contract with Hawaiian.

“Engine LRU” means a CPFH Component that can be removed from the Engine and replaced in a reasonable amount of time, while the Engine is still installed on the In-Scope Aircraft.

“Engine Maintenance” means engine Maintenance, and other services relating to Engines which must be and are performed for the Engines while they have been removed from the In -Scope Aircraft, and provision of substitute or replacement Engines; provided however, Engine Maintenance shall not include labor or Materials which fall under the definition of Engine Maintenance to the extent that Delta has specifically agreed to perform all or part of the same pursuant to the provisions of this Agreement.

“EO” means Engineering Order.

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“Event of Default” shall have the meaning set forth in Section 8.5.1.

“Expendable Part” means any Part for which no authorized Repair procedure exists, or whose cost of Repair would normally exceed that of replacement cost.

“Expiration Date” means the date that is the twelve (12) year anniversary of the actual date on which the last In-Scope Aircraft is Inducted into Hawaiian’s fleet, as it may be extended pursuant to Section 2.11.3.          .

“Extended Term” means any extension beyond the Basic Term in accordance with Section 2.11.3.

“FAA” means the Federal Aviation Administration of the United States or any successor entity.

“Facility” means any FAA Part 121 or Part 145 approved Maintenance facility, including without limitation, Delta Facilities, where the parties agree that an In-Scope Aircraft shall receive Services pursuant to this Agreement, or where an In-Scope Aircraft shall receive other Maintenance directed by Hawaiian.

“FAR” means United States Federal Aviation Regulations, and other applicable laws, that relate to the operation or maintenance of the In-Scope Aircraft, as are in effect from time to time.

“Flight Hour” means an hour, or portion thereof, of flying (wheels off to wheels on) accumulated by an In-Scope Aircraft.

“FOD” means foreign object damage.

“Force Majeure” has the meaning as set forth in Section 8.5.

“General Maintenance Manual” means the document created by Hawaiian outlining the policies and procedures for maintaining the In-Scope Aircraft, which shall be consistent with all applicable FARs, Hawaiian’s Air Carrier Certificate and Operations Specifications, and the operating requirements of all countries in which Hawaiian then operates the In-Scope Aircraft.

“Governmental Authority” means any nation or government, any federal, regional, state, county, provincial, local or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Hawaiian” means Hawaiian Airlines, Inc. and its successors and permitted assigns.

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“Hawaiian Appendix B Parts” means the CPFH Parts listed on Appendix B.

“Hawaiian Appendix B-1 Parts” means the CPFH Parts identified as Hawaiian Appendix B-1 Parts on Appendix B.

“Hawaiian Appendix B-2 Parts” means the CPFH Parts identified as Hawaiian Appendix B-2 Parts on Appendix B.

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“Hawaiian Appendix C Parts” means the CPFH Parts listed on Appendix C, and noted in Section 2.1.2.

“Hawaiian Contractors” means the Base Maintenance Contractors, the Engine Contractors, the IFE Contractors, and any other Vendor or Facility performing Outside Services or other work on an In-Scope Aircraft pursuant to an agreement between such Vendor or Facility and Hawaiian.

“Hawaiian Damage Repair” shall have the meaning set forth in Section 4.3.6.

“Hawaiian Indemnified Parties” shall have the meaning set forth in Section 8.1.1.

“Hawaiian Parts” means Hawaiian Appendix B Parts and Hawaiian Appendix C Parts.

“Hawaiian’s Maintenance Program” means Hawaiian’s FAA approved maintenance program for the In-Scope Aircraft developed in accordance with Section 6.10.1, as it may be revised from time to time.

“Hawaiian’s MC” means Hawaiian’s Maintenance Control.

“Heavy Checks” means [**] (or multiples thereof), or similar heavy aircraft maintenance, scheduled to be performed on the In-Scope Aircraft as provided in Hawaiian’s Maintenance Program.

“IFE” means in-flight equipment.

“IFE Contractors” means Panasonic and all other contractors (and designated subcontractors thereof), not including Delta, which perform IFE Maintenance for the In-Scope Aircraft pursuant to contract with Hawaiian.

“IFE Maintenance” means IFE Maintenance, and other services relating to IFE, and provision of substitute or replacement IFE; provided however, IFE Maintenance shall not include labor or Materials which fall under the definition of IFE Maintenance to the extent that Delta has specifically agreed to perform all or part of the same pursuant to the provisions of this Agreement.

“Incremental Check” means a check or inspection that generally is performed during a Heavy Check and which would not be performed on a standalone basis.

“Induction” of In-Scope Aircraft means the introduction of new or used Airbus A330 aircraft into Hawaiian’s fleet by acceptance thereof by Hawaiian from the respective seller or lessor.

“In-Scope Aircraft” shall have the meaning set forth in Section 2.6.1.

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“In-Scope Aircraft Term” shall have the meaning set forth in Section 2.11.2.

“In-Scope Limits” shall have the meaning set forth in Section 2.4.

“In-Scope Services” shall have the meaning set forth in Section 2.2 and shall be included in the CPFH Rate up to the applicable In-Scope Limits and, thereafter, subject to the T&M Rates.

“In-Scope Stations” shall have the meaning set forth in Section 2.7.1.

“Illustrated Parts Catalog” means the OEM’s Illustrated Parts Catalog.

“Joint Procedures Manual” means the service level agreement - joint procedures manual as defined and described in Section 2.10, as it may be revised from time to time.

“KPI” means Key Performance Indicator as described in Appendix G.

“Launch MEL” shall be as defined in Section G.1.3 or Appendix G.

“Line Maintenance” means all scheduled and unscheduled, routine and non-routine Maintenance for the In-Scope Aircraft, up through and including “A” Checks” or the equivalent, as set forth in Hawaiian’s Maintenance Program, to be performed within the applicable Turn-Times, and as more particularly described in Article 3.  For the avoidance of doubt, Line Maintenance shall include, without limitation, ETOPS 1 Checks, ETOPS 2 Checks, Domestic Checks, Overnight Checks and “A” Checks, or their equivalent, as set forth Hawaiian’s Maintenance Program.

“List Price” means the price at which Parts and Components are published for general sale in the respective OEM’s catalog, exclusive of special discounts or incentives effect for specific customers.

“LLP” means Life Limited Part.

“Loan Component” means a Part or Component borrowed from a third party (not including Delta) on behalf of Hawaiian for installation on an In-Scope Aircraft, in order to return it to service.

“Losses” shall have the meaning set forth in Section 8.1.1.

“LRU” means Line Replaceable Unit (and in the case of Engines, shall include Line Repairable Parts), which is a Component that can be readily changed on an In-Scope Aircraft during Line Maintenance operations without impairing the applicable Turn-Time.

“Maintenance” means all work performed on a Component, Part, airframe, Engine or

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aircraft/Engine systems, such as inspections, tests, replacements, modifications, Repairs or Overhauls, as further set forth in this Agreement.

“Maintenance Cost Data” shall have the meaning set forth in Section 7.10.

“Management” or “Manage” for purposes of Management of Materials, CPFH Components and tooling/equipment pursuant to Article 5, shall have the meaning set forth in Section 5.1.

“Materials” means all materials, supplies, kits and other items necessary to perform all Maintenance for the In-Scope Aircraft and on all Components, Parts, appliances and equipment thereof and thereon.

“Mean Time Between Failures” means the average number of Flight Hours between installation and failure of a Component.

“Mean Time Between Unscheduled Removals” means the average number of Flight Hours between consecutive unscheduled removals of a Component.

“Mean Time Between Removals” means the average number of Flight Hours between consecutive planned removals of a Component.

“MEL” means the minimum equipment list of Components and Parts which must be operative for an In-Scope Aircraft to participate in revenue service.

“Minimum Flight Hours” shall mean the hours designated as set forth in Section D.1.8 of Appendix D.

“Modification” means alteration through rework and / or through the removal or installation of a Part.

“NDT” means non-destructive testing.

“Non-In-Scope Aircraft” means Ad-hoc Aircraft and Other Aircraft.

“OEM” means Original Equipment Manufacturer.

“Operation Critical” [**].

“Other Aircraft” shall have the meaning set forth in Section E.1.4 of Appendix E.

“Out-Of-Scope Services” shall have the meaning set forth in Section 2.2 and shall be performed on a T&M basis.

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“Outside Services” shall have the meaning set forth in Section 2.1.2.

“Overflow Airframe Tasks” means task cards, inspections and maintenance typically included in Base Maintenance (including without limitation task cards from Heavy Checks and structural inspections), can be performed during Line Maintenance operations without impairing the applicable Turn-Time, [**].

“Overflow ADs/SBs” means ADs and SBs compliance which can be performed during Line Maintenance operations without impairing the applicable Turn-Time, [**].

“Overhaul” means the restoration of equipment to a complete renewal, which shall be equal to or higher than the manufacturer’s standards.

“Panasonic” means Panasonic Avionics Corp, the IFE OEM.

“Part” means one or more pieces joined together, which are not normally subject to disassembly without destruction of the designed use, and shall include, without limitation, Consumables, Expendable Parts, Repairable Parts and Rotable Parts.

“Parties” mean Hawaiian and Delta.

“PCI Compliance” means Payment Card Industry Data Security Standards compliance.

“PIREP” means the pilot report, generated by the flight crew of maintenance defect or discrepancy which occurs during flight.

“PMA” means Parts Manufacturing Approval.

“PMA Parts” are parts manufactured pursuant to an applicable PMA.

“Prevailing Market Standards” shall have the meaning set forth in Section 8.2.

“QEC” means Quick Engine Change.

“Redelivery” means the date that Delta returns to Hawaiian an In-Scope Aircraft and other equipment at termination of this Agreement or expiration of the In-Scope Aircraft Term, whichever is applicable.

“Repair” or “Repaired” means the restoration of equipment to a serviceable condition.

“Repairable Part” means a Part or Component commonly economical to Repair and subject to being rehabilitated to a fully serviceable condition over a period shorter or less than the life of the flight equipment to which it is related.

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“Rolls-Royce” means Rolls-Royce PLC, the Engine OEM.

“Rotable Parts” means Parts and Components that can be economically restored to a serviceable condition and, in the normal course of operations, is repeatedly rehabilitated to a serviceable condition over a period approximating the life of the flight equipment to which it is related.

“SB” means a service bulletin issued by an OEM and approved by the FAA notifying the airline of modifications, substitution of Parts or Components, or special inspections and / or checks.

“Serviceable” means a condition that is ready for flight or installation in an aircraft.

“Services” shall have the meaning set forth in Section 2.1.1 and shall include all In-Scope Services and Out-Of-Scope Services.

“Subsidiary” means an entity of which another entity has direct or indirect control or owns directly or indirectly more than [**], or which is a direct or indirect subsidiary of another entity under the laws of the jurisdiction of its incorporation.

“SYSTEM” means [**].

“T&M Rates” shall have the meaning set forth in Section 2.5.  T&M Rates shall be charged based on each hour or fraction thereof.

“Technical Services” means the Technical Services provided by Delta pursuant to Article 6.

“Term” means the Basic Term and any Extended Term.

“Test” means the evaluation of a Component to confirm that it is in serviceable condition.

“Turn-Times” shall have the meaning set forth in Section 2.8.2.

“Unassigned Warranties” shall have the meaning set forth in Section 6.8.1.

“Unserviceable” means a condition that is not safe for flight or installation in an In-Scope Aircraft.

“Vendor” means the OEM or other supplier of Components, services or Materials for the In-Scope Aircraft.

“Warranties” shall have the meaning set forth in Section 6.8.1 and shall include Unassigned Warranties.

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APPENDIX B

HAWAIIAN APPENDIX B PARTS

I.              Hawaiian Appendix B-1 Parts and Hawaiian Appendix B-2 Parts are collectively referred to as “Hawaiian Appendix B Parts.”

II.            “Hawaiian Appendix B-1 Parts” shall include:

Parts and Components that are purchased or acquired by Hawaiian that are not Hawaiian Appendix C Parts

Regarding Hawaiian Appendix B-1 Parts:

a.             they shall be acquired pursuant to a contract between Hawaiian and a Vendor;

b.             they shall be owned by Hawaiian;

c.             Hawaiian shall be responsible for payment of the cost of purchase or acquisition;

d.             Hawaiian shall insure then in accordance with Section 8.2.2.d; provided however, Delta shall be responsible for Repair or replacement (and all costs thereof) in the event a Hawaiian Appendix B-1 Part is damaged or destroyed while in Delta’s possession;

e.             Delta shall store them in a segregated space;

f.              [**];

g.             [**];

h.             [**]; and

i.              Delta shall not loan Hawaiian Appendix B-1 Parts to any third party, place them in any pooling arrangement, or otherwise release possession or custody of the same except as permitted hereunder.

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III.           “Hawaiian Appendix B-2 Parts” shall include:

[**]

Regarding Hawaiian Appendix B-2 Parts:

a.             they shall be acquired pursuant to a contract between Hawaiian and a Vendor;

b.             they shall be owned by Hawaiian;

c.             Hawaiian shall be responsible for payment of the cost of purchase or acquisition;

d.             Hawaiian shall insure then in accordance with Section 8.2.2.d;  provided however, Delta shall be responsible for Repair or replacement (and all costs thereof) in the event a Hawaiian Appendix B-2 Part is damaged or destroyed while in Delta’s possession;

e.             Delta shall store them in a segregated space;

f.              [**];

g.             [**];

h.             [**]; and

i.              Delta shall not loan Hawaiian Appendix B-2 Parts to any third party, place them in any pooling arrangement, or otherwise release possession or custody of the same except as permitted hereunder.

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APPENDIX C

HAWAIIAN APPENDIX C PARTS

“Hawaiian Appendix C Parts” shall include:

[**]

Regarding Hawaiian Appendix C Parts:

a.             they shall be acquired pursuant to a contract between Hawaiian and a Vendor;

b.             they shall be owned by Hawaiian;

c.             Hawaiian shall be responsible for payment of the cost of purchase or acquisition;

d.             Hawaiian shall insure then in accordance with Section 8.2.2.d; provided however, Delta shall be responsible for Repair or replacement (and all costs thereof) in the event a Hawaiian Appendix C Part is damaged or destroyed while in Delta’s possession;

e.             Delta shall store them in a segregated space;

f.              [**];

g.             [**];

h.             [**];  and

i.              Delta shall not loan Hawaiian Appendix C Parts to any third party, place them in any pooling arrangement, or otherwise release possession or custody of the same except as permitted hereunder.

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APPENDIX D

COMMERCIAL TERMS

D.1          GENERAL.

D.1.1      Pricing Terms and Conditions.  The following terms and conditions apply to the pricing listed.

1.     [**];

2.     [**];

3.     [**];

4.     “Tax” or “Taxes” means any and all sales tax, use tax, value-added tax in effect in a taxing jurisdiction as of the date of this Agreement, gross receipts tax, excise tax in the nature of a gross receipts tax, or similar tax or imposition imposed by any domestic or foreign taxing authority on the amounts payable by Hawaiian to Delta under this Agreement [**].

[**]

D.1.2      CPFH Rate.  The CPFH Rate for each calendar year shall be equal [**] multiplied by the applicable number of Flight Hours for such calendar year, plus the fixed monthly component set forth in Section D.1.2.2 below for such calendar year.

[**]

D.1.3      In-Scope Limits.  The In-Scope Limits are set forth in the following table:

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**].

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D.1.4      T&M Rates.  The T&M Rates are set forth in the following table, [**]:

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

D.1.5      [**].

D.1.6      [**].

D.1.7      [**].

D.1.8      [**].

D.1.9   Invoicing and Payment.

a.             Invoicing.

1.             CPFH Payments.  For each In-Scope Aircraft, Hawaiian shall submit to Delta on the seventh (7th) Business Day of each month, the total Flight Hours for such In-Scope Aircraft for the preceding month. Within five (5) days of receipt of such Flight Hours, Delta shall issue an invoice to Hawaiian for the CPFH payment due for such previous month [**]. Delta reserves the right to audit the Flight Hour report provided to it by Hawaiian, upon five (5)

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days prior written notice. Hawaiian shall provide Delta with all documentation that Delta may reasonably request to perform such audit.

2.             T&M Payments.  For Services performed on In-Scope Aircraft which are not covered by the CPFH Rate, Delta shall perform such Services on a T&M basis and shall invoice Hawaiian monthly for such Services performed in the previous month.  It may not be possible to document certain charges prior to the issuance of a T&M invoice for the previous month’s Services, therefore Delta may issue one or more supplemental invoices (with supporting documentation) related to such Services.

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b.             Invoicing and Invoice Detail Requirements.

1.             Invoices shall be sent to:

US Mail:                                 Hawaiian Airlines, Inc.

Attn:    Accounts Payable

P.O. Box 30008

Honolulu, HI 96820

OR

Overnight Courier:               Hawaiian Airlines, Inc.

Attn:    Accounts Payable

P.O. Box 30008

Honolulu, HI 96820

WITH A COPY TO:

Email:                                      Richard Arakaki

Director Planning and Materials

Richard.Arakaki@hawaiianair.com

Email:                                      Lance Higa

Sr. Director Vendor Performance Management

Lance.Higa@hawaiianair.com

Invoices are accepted as well in electronic form.

2.             All CPFH invoices shall state the CPFH Rate, the number of Flight Hours billed and the invoice amount. All T&M invoices shall be detailed invoices, demonstrating the man hours performed per task, the associated labor rate and any other charges.  [**].  If Hawaiian finds any invoice to be insufficiently detailed or unsubstantiated, Delta shall supply additional data at Hawaiian’s reasonable request.

c.             T&M Invoice Payment Terms.  Payment for all T&M invoices is due [**] from the date of such invoice receipt.

d.             Early payments.  [**].

e.             Late payments.  In case that any invoice (other than invoices disputed in accordance with Section D.1.10 of this Appendix D) is not paid by Hawaiian within the period mentioned above, the amount due may at Delta’s discretion [**].  Claiming such interest shall in no case prejudice other rights that Delta may have under contract or at law.

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f.              Payment Details.  Hawaiian shall pay all Delta invoices in US Dollars by electronic funds transfer in immediately available funds to:

Beneficiary Bank: JP Morgan Chase Bank

Account Number:  730131042

ABA No: 021000021

D.1.10    Disputes on Invoices.  In the event that there arises between Hawaiian and Delta a reasonable, good faith dispute as to any particular item set forth in an invoice from Delta, Hawaiian agrees that it shall act reasonably in determining any disputed items, make prompt payment of all non-disputed items (which shall be by such invoices due date) and be entitled to withhold payment only in respect of the disputed amount until such time as such dispute is resolved between the Parties.  Payment for disputed items shall be due five (5) days from date of written agreement of resolution of the dispute.

If any claim or controversy arises, the claiming Party shall notify the other Party in writing within ten (10) Business Days of the date of invoice receipt with details and reasons regarding such disputed amount.  The Parties shall make a good faith attempt to resolve the matter through their management representatives within thirty (30) Business Days.  [**].

D.1.11    Reconciliation.  An annual reconciliation shall occur no later than [**].

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APPENDIX E

[**]

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APPENDIX F

[**]

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APPENDIX G

[**]

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EXHIBIT A TO APPENDIX G

[**]

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EXHIBIT B TO APPENDIX G

[**]

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EXHIBIT C TO APPENDIX G

[**]

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APPENDIX H

IN-SCOPE STATIONS

H.1          IN-SCOPE STATIONS.  In-Scope Stations include:

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

H.1.1      Commencement of Operations.  [**].

H.1.2      [**].

H.2          [**].

H.3          [**].

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APPENDIX I

FORM OF AIRCRAFT UTILIZATION REPORT

[**]

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